Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Le@P Technology, Inc. (the “Company”) for the twelve month period ended December 31, 2007 (the “Annual Report”), I, Mary E. Thomas, Acting Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, to my knowledge and belief that the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2008	/s/ Mary E. Thomas

Mary E. Thomas Acting Principal Financial Officer